SUMMARY PROSPECTUS
PRSNX PGMSX PRSAX	Investor Class I Class Advisor Class
October 1, 2018
T. Rowe Price Global Multi-Sector Bond Fund
A bond fund seeking high income and some capital appreciation through a diversified portfolio of debt instruments.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2018, as amended or supplemented, and Statement of Additional Information, dated October 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide high income and some capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%		0.49%	0.49%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.19		0.08 [d]	0.26

Acquired fund fees and expenses	0.04		0.04	0.04

Total annual fund operating expenses	0.72	[b]	0.61 [b]	1.04 [b]

Fee waiver/expense reimbursementf	(0.08)[c]		(0.11)[c,d,g]	(0.09)[c,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.64	[b]	0.50 [b,d,g]	0.95 [b,e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d T. Rowe Price Associates, Inc., has agreed (through September 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.01% of the class’ average daily net assets. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.01%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

e T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.95%. The agreement may be terminated at any time beyond September 30, 2019, with

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approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.95%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

f As a result of class-specific expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

g Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$65	$209	$371	$839
I Class	51	168	304	700
Advisor Class	97	313	548	1,220

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 111.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds. The fund may invest in a variety of holdings in an effort to enhance income and achieve some capital growth. The fund shifts its investments among the following sectors based on market conditions and the investment adviser’s outlook:

• Government and agency obligations of the U.S. and foreign countries (including emerging market countries);

• Corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries);

• U.S. dollar and non-U.S. dollar-denominated debt instruments of issuers located in foreign countries (including emerging market countries);

Summary	3

• Mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations and collateralized loan obligations);

• Bank loans (including loan participations and assignments);

• Convertible bonds and other convertible securities; and

• Preferred stocks.

Under normal conditions, the fund will invest at least 40% of its net assets (unless foreign market conditions are not deemed favorable by the investment adviser, in which case the fund would invest at least 30% of its net assets) in securities issued by governments or companies that are organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The fund may hold non-U.S. currencies without holding any bonds or other income-producing securities denominated in those currencies. There is no limit on the fund’s investments in U.S. dollar-denominated foreign debt instruments.

Up to 65% of the fund’s net assets can be invested in securities and other holdings that are rated noninvestment grade (below BBB, or an equivalent rating), also known as “junk bonds”. The noninvestment-grade portion of the fund’s portfolio may consist of the following: U.S. dollar-denominated debt instrument in emerging markets (not to exceed 25% of the fund’s net assets); non-U.S. dollar-denominated debt instruments in emerging markets (not to exceed 40% of the fund’s net assets); bank loans (not to exceed 20% of the fund’s net assets); and convertible securities and preferred stocks (not to exceed 15% of the fund’s net assets). Ratings will be determined, at the time of purchase, by at least one major credit rating agency or, if not so rated, a comparable rating by T. Rowe Price. If a security is split-rated (i.e., rated investment grade by at least one rating agency, but below investment grade by another rating agency), the higher rating will be used. The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions.

While most assets will typically be invested in bonds and other debt instruments, the fund also uses interest rate futures, forward currency exchange contracts, and credit default swaps in keeping with the fund’s objective. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar. Credit default swaps would be used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

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Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. However, interest rates have begun to rise and may continue doing so, increasing the exposure of bond investors such as the fund to the risks associated with rising interest rates.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks The fund is exposed to greater credit risk than other bond funds because it may invest a significant portion of its assets in noninvestment-grade securities, which are issued by companies that are usually not as strong financially. Junk bonds carry a higher risk of default and should be considered speculative.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Summary	5

Foreign investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to the fund’s investments, and less liquid and less efficient trading markets.

Currency risks Because the fund may invest in securities issued in foreign currencies, the fund could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts at currency hedging may not be successful and could cause the fund to lose money.

Convertible securities and preferred stock risks Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities. Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. Convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Bank loan risks To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under

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the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Derivatives risks The fund uses forward currency exchange contracts, interest rate futures, and credit default swaps and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated interest rate movements, changes in currency values and currency exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Portfolio turnover risks The fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

Summary	7

The fund’s return for the six months ended 6/30/18 was -1.13%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2017

			Since		Inception
	1 Year	5 Years	inception		date
Investor Class					12/15/2008
Returns before taxes	6.46%	3.53%	6.96%
Returns after taxes on distributions	5.34	1.91	5.03
Returns after taxes on distributions
and sale of fund shares	3.67	1.97	4.71
I Class					03/23/2016
Returns before taxes	6.61	—	6.06
Advisor Class					12/15/2008
Returns before taxes	6.16	3.32	6.77

Bloomberg Barclays Global Aggregate Bond USD Hedged Index (reflects no deduction for fees, expenses, or taxes)a
			4.17	b
	3.04	3.06	2.21	c
Bloomberg Barclays Multiverse USD Hedged Index (reflects no deduction for fees, expenses, or taxes)
			4.49	b
	3.40	3.22	2.72	c
Lipper Global Income Funds Average
			4.44	d
	6.68	1.22	3.52	e

a Effective October 1, 2018, the fund’s benchmark changed to Bloomberg Barclays Global Aggregate Bond USD Hedged Index. The new benchmark better represents the fund’s investment strategy.

b Return since 12/15/08.

c Return since 3/23/16.

d Return since 12/31/08.

e Return since 3/31/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Subadviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Steven C. Huber	Cochairman of Investment Advisory Committee	2008	2006
Kenneth A. Orchard*	Cochairman of Investment Advisory Committee	2018	2010

* Effective December 31, 2018, Mr. Huber will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Orchard will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

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Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for customers of intermediaries, certain retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the fund’s I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F175-045 10/1/18